EXHIBIT 99.3

To Form 8-K dated July 26, 2012

Seacoast Banking Corporation of Florida

Second Quarter 2012

Cautionary Notice Regarding Forward-Looking Statements

This information contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about future financial and operating results, ability to realized deferred tax assets, cost savings, enhanced revenues, economic and seasonal conditions in our markets, and improvements to reported earnings that may be realized from cost controls and for integration of banks that we have acquired, as well as statements with respect to Seacoast’s objectives, expectations and intentions and other statements that are not historical facts. Actual results may differ from those set forth in the forward-looking statements.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements.

You can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “support”, “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “further”, “point to,” “project,” “could,” “intend” or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic and market conditions, including seasonality; governmental monetary and fiscal policies, as well as legislative, tax and regulatory changes; changes in accounting policies, rules and practices; the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and the failure of assumptions underlying the establishment of reserves for possible loan losses. The risks of mergers and acquisitions, include, without limitation: unexpected transaction costs, including the costs of integrating operations; the risks that the businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected; the risk of deposit and customer attrition; any changes in deposit mix; unexpected operating and other costs, which may differ or change from expectations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers by competitors; as well as the difficulties and risks inherent with entering new markets.

All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2010 under “Special Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors”, and otherwise in our SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC’s Internet website at http://www.sec.gov.

Highlights

•	Growth initiatives producing results

•	Organic growth in households continued to increase this quarter resulting in 2,638 new household relationships up 543 or 26% compared to second quarter 2011

•	Noninterest bearing demand deposit organic growth was $71.8 million or 22% year over year

•	Residential mortgage production was strong supporting both loan and noninterest income growth

•	Growth in fee-based noninterest income up 14.8%

•	Asset quality improves

•	Other real estate owned declined by 54% from the prior quarter and 72% year over year

•	Nonperforming assets declined $16.3 million to $55.7 million compared to last year

•	Further improvements expected as a result of more aggressive actions taken to accelerate problem asset liquidations

•	Capital strong and stable

•	Solid capital position with estimated tangible common equity (TCE) ratio of 7.5% when DTA valuation allowance of $45.4 million is recaptured.

•	Total risk-based capital stable at 18.4%

•	Profitability initiative underway

•	Aggressive reduction in OREO balances achieved during quarter

•	Additional credit marks taken to reflect faster wind down of problem assets

•	Comprehensive review of cost structure and revenue opportunities under review

Aggressively Dealing with Credit Issues

Growth Initiatives Producing Results

Growth Initiatives Producing Results

Growth Initiatives Producing Results

Momentum is Increasing

Net Loan Growth

DDA Trends Reflect Household Growth Success

Core Ending Deposit Growth
Favorable Mix Shift

	($ in thousands)
	2Q-2012	Mix	4Q-2011	Mix	2Q-2011	Mix

Demand deposits (noninterest bearing)	$393,681	23.3%	$328,356	19.1%	$321,876	19.1%
Savings deposits	922,659	54.6%	922,361	53.7%	831,371	49.4%
Total Demand and Savings	$1,316,340	77.9%	$1,250,717	72.8%	$1,153,247	68.6%

Other time certificates	207,062	12.3%	244,886	14.2%	274,565	16.3%
Brokered time certificates	7,130	0.4%	4,558	0.3%	7,532	0.4%
Time certificates of $100,000 or more	159,052	9.4%	218,580	12.7%	246,117	14.6%
Total Time Deposits	$373,244	22.1%	$468,024	27.2%	$528,214	31.4%

Total Deposits	$1,689,584		$1,718,741		$1,681,461

Noninterest Expenses

Aggressively Dealing with Credit Issues

	($ in thousands)
	2Q–2012	1Q–2012	2Q–2011	2Q 2012 vs 1Q 2012	2Q 2012 vs 2Q 2011

Noninterest expenses	$20,721	$21,710	$19,073	-4.6%	8.6%

Loss on mortgage buy-backs	126	—	—
Severance	138	—	13
TARP Legal and Professional Expenses	—	235	—
Branch Consolidation Expense	125	—	—
OREO and REPO expenses (1)	719	843	768
Net loss on OREO and repossessed assets	790	1,959	1,142
Nonrecurring expenses	$1,898	$3,037	$1,923	-37.5%	-1.3%
Investments in future growth (2)	1,574	1,255	1,141	25.4%	37.9%
Recurring operating expenses	$17,249	$17,418	$16,009	-1.0%	7.7%

(1)	Does not include personnel expense related to credit administration or default management costs

(2)	Expenses related to new commercial relationship managers and mortgage loan originators

Credit Analysis

	($ in thousands)
	2Q-2012	1Q-2012	4Q-2011	3Q-2011	2Q-2011

Net charge-offs	$6,275	$3,415	$3,268	$2,830	$4,024
Net charge-offs to average loans	2.05%	1.13%	1.07%	0.94%	1.32%

Loan loss provision	$6,455	$2,305	$432	—	$902
Allowance to loans at end of period	2.02%	2.01%	2.12%	2.35%	2.63%
Coverage ratio – NPLs	50.81%	58.62%	89.62%	87.05%	67.65%

Capital Ratios

	2Q-2012 Estimate	1Q-2012 Actual	4Q-2011 Actual	3Q-2011 Actual

Tier 1 Capital Ratio	17.17%	17.36%	17.51%	17.42%
Total Risk Based Capital Ratio	18.43%	18.62%	18.77%	18.68%
YTD Average Equity to YTD Average Assets	7.87%	7.85%	8.01%	8.06%
Tangible Equity to Tangible Assets	7.78%	7.79%	7.86%	8.22%
Tangible Common Equity to Tangible Assets	5.49%	5.58%	5.63%	5.91%
Tangible Common Equity to Risk Weighted Assets	9.52%	9.90%	9.81%	9.97%

Net Interest Margin

•	Focus on deposit pricing and favorable deposit mix trends benefited the margin
•	Increasing loan growth will result in margin improvement
•	Excess liquidity has reduced margin expansion in recent quarters

Noninterest Income (excluding securities gains)

$ in thousands	Q-2-2012	Q-1-2012	Q-4-2011	Q-3-2011	Q-2-2011
Total Noninterest Income (excluding securities gains)	$5,219	$4,937	$4,883	$4,706	$4,547

Highlights include:
Service Charges	$1,487	$1,461	$1,599	$1,675	$1,546
Trust Income	564	573	530	541	517
Mortgage Banking	902	623	680	556	509
Brokerage	298	234	258	321	223
Marine	244	330	333	229	349
Interchange Income	1,154	1,071	953	969	995

Service Area